SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

September 13, 2006

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 7.01.            Regulation FD Disclosure

                   On September 13, 2006, Stephen C. Tobias, Vice Chairman and Chief Operating Officer, and Donald W. Seale, Executive Vice President and Chief Marketing Officer, made a presentation at the Association of American Railroads 2006 North American Railroads Customer Forum in St. Louis, Missouri.  The text of such presentation is included as Exhibit 99 to this Form 8-K.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin
                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  September 13, 2006

EXHIBIT INDEX

Exhibit
Number          Description

99                    Presentation by Stephen C. Tobias and Donald W. Seale